SECOND AMENDMENT TO THE
                               AGL RESOURCES INC.
                            NONQUALIFIED SAVINGS PLAN


   (Formerly known as the ATLANTA GAS LIGHT COMPANY NONQUALIFIED SAVINGS PLAN)




         This SECOND AMENDMENT to the AGL RESOURCES INC. NONQUALIFIED SAVINGS PLAN (the "Plan") is made by AGL Resources Inc. (the "Controlling Company") on this 14th day of February, 1997.


                              W I T N E S S E T H:


         WHEREAS, the Controlling Company has assumed the sponsorship of the Plan and has determined that it would be in the best interest of the Controlling Company, its employees and the employees of its subsidiaries to amend the Plan to change the name of the Plan and to make certain other changes;

         WHEREAS, the Board of Directors of the Controlling Company has authorized the officers to take this action, and Section 10.1 of the Plan permits the Company to amend the Plan at any time;


         NOW, THEREFORE, the Controlling Company hereby amends the Plan as follows:




                                       1.

         Effective as of July 1, 1996, the name of the Plan is hereby changed to "AGL Resources Inc. Nonqualified Savings Plan" and all references to "Plan" in the Plan shall mean the AGL Resources Inc.
Nonqualified Savings Plan.


                                       2.


         Effective as of July 1, 1996, Section 1.17 of the Plan is hereby amended by deleting that section in its entirety and by substituting in lieu thereof the following:

                  "1.17    "Controlling Company" shall mean AGL Resources Inc. ,
                  a Georgia corporation with its principal office in Atlanta, Georgia, and its successors which adopt the Plan."





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                                       3.

         Effective as of March 1, 1997, Section 1.24 of the Plan is hereby amended by deleting that section in its entirety and by substituting in lieu thereof the following:

                  "1.24 "Entry Date" shall mean each January 1, April 1, July 1 and October 1 for all periods beginning on or after July 1, 1995 through February 28, 1997; thereafter, "Entry Date" shall mean each business day during which the Plan remains in effect."



                                       4.


         Effective as of March 1, 1997, Section 2.1 of the Plan is hereby amended by deleting that section in its entirety and by substituting in lieu thereof the following:


                  "2.1     Initial Eligibility Requirements.

                             (a) General  Rule.  Effective  as of March 1, 1997,
                  except as provided in subsection (b) hereof, every Covered Employee shall become an Active Participant in the Plan on the Entry Date coincident with or immediately following (i) his attainment of age 21, and (ii) the completion of thirty (30) days of employment as a Covered Employee, provided he is a Covered Employee on such date.

                           (b) New  Participating  Companies.  For  employees of
                  companies that become Participating Companies after March 1, 1997 , each Covered Employee employed by a Participating Company on the date such Participating Company first becomes a Participating Company shall become an Active Participant as of such Participating Company's effective date of participation under the Plan, if as of such effective date, the Covered Employee has attained age 21 and completed thirty (30) days of employment with such Participating Company."



                                       5.

         Effective as of July 1, 1996, Schedule A to the Plan is hereby amended and shall be reflected as attached hereto. Further, the Administrative Committee shall hereafter have authority to amend Schedule A hereto from time to time without further approval of the Board of Directors to properly reflect the Participating Companies in the Plan.






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                                       6.

         Except as specifically amended hereby, the Plan shall remain in full force and effect.



         IN WITNESS WHEREOF, the Controlling Company has caused its duly authorized officer to execute this amendment and to affix its corporate seal hereto, all as of the date first above written.



                                            AGL RESOURCES INC.


                                            By:  /s/ Robert L. Goocher
                                            Robert L. Goocher
                                            Executive Vice President



















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                                   SCHEDULE A


                   EFFECTIVE DATES FOR PARTICIPATING COMPANIES





        Name of                                         Effective Date
Participating Company                                   of Participation


Atlanta Gas Light Company                               July 1, 1995

Georgia Gas Company                                     July 1, 1995

Chattanooga Gas Company                                 July 1, 1995

Georgia Gas Service Company                             July 1, 1995
   (other than:
         Alabama Gas Service Company
         GBJ Investment Co., Inc.
         Gasco Lending, Inc.
         Jordan Gas Company, Inc.
         Good Neighbor Gas Company, Inc.
         Southern Butane Co., Inc.
         Waters L.P. Gas, Inc.
         Jordan Gas Service, Inc.
         J&H Propane, Inc.)

AGL Resources Inc.                                      July 1, 1996

AGL Investments, Inc.                                   July 1, 1996
   (other than:
          AGL Consumer Services, Inc.
          AGL Gas Marketing, Inc.
          AGL Power Services, Inc.
          Georgia Energy Company
          Trustees Investments, Inc.)

The Energy Spring, Inc.                                 July 1, 1996

AGL Energy Services, Inc.                               July 1, 1996
   (other than:
         Peachtree Pipeline Co.)

AGL Resources Service Company, Inc.                     July 1, 1996